Exhibit 99.2

Strategic Hotels & Resorts, Inc.
Supplemental Financial Information
September 30, 2013

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2013

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2013

CORPORATE INFORMATION
The Company
Strategic Hotels & Resorts, Inc. is an industry-leading owner and asset manager of high-end hotels and resorts. We own interests in or lease a quality portfolio of upper upscale and luxury hotels and resorts in desirable North American and European locations. Our portfolio is currently made up of 18 properties totaling 8,272 rooms. We own interests in or lease unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.
We believe our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which we believe will provide attractive returns for our shareholders.
Strategic Hotels & Resorts, Inc. is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol BEE.
Fiscal Year End:
December 31
Number of Full-Time Equivalent Employees:
37
Corporate Headquarters:
200 West Madison Street, Suite 1700
Chicago, IL 60606
(312) 658-5000
Company Contacts:
Diane M. Morefield
Executive Vice President, Chief Financial Officer
(312) 658-5000
Jonathan P. Stanner
Vice President, Capital Markets and Treasurer
(312) 658-5000

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2013

Board of Directors
Raymond L. Gellein, Jr.
Chairman of the Board, Chief Executive Officer and President
Sheli Z. Rosenberg
Lead Independent Director
Robert P. Bowen
Director and Chairman of the Audit Committee
James A. Jeffs
Director and Chairman of the Compensation Committee
William A. Prezant
Director and Chairman of the Corporate Governance and Nominating Committee
Kenneth Fisher
Director
Richard D. Kincaid
Director
Sir David M.C. Michels
Director
Eugene F. Reilly
Director

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2013

Officers
Raymond L. Gellein, Jr.
Chief Executive Officer and President
Diane M. Morefield
Executive Vice President, Chief Financial Officer (Principal Financial Officer)
Richard J. Moreau
Executive Vice President, Chief Operating Officer
Paula C. Maggio
Executive Vice President, Secretary & General Counsel
Stephen M. Briggs
Senior Vice President, Chief Accounting Officer (Principal Accounting Officer)
John K.T. Barrett
Senior Vice President, Asset Management
Thomas G. Healy
Senior Vice President, Asset Management
David R. Hogin, Jr.
Senior Vice President, Asset Management
Robert T. McAllister
Senior Vice President, Tax
Patricia A. Needham
Senior Vice President, Assistant Secretary
Gregory A. Brenner
Vice President, Controller
Michael A. Dalton
Vice President, Design
Eric D. Hassberger
Vice President, Asset Management
James L. Porter
Vice President, Internal Audit
Jonathan P. Stanner
Vice President, Capital Markets and Treasurer

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2013

Equity Research Coverage

Firm	Analyst	Telephone

Bank of America Merrill Lynch	Andrew Didora	(646) 855-2924

Deutsche Bank North America	Chris Woronka	(212) 250-4486

Evercore Partners	Smedes Rose	(212) 497-0881

Green Street Advisors	Lukas Hartwich	(949) 640-8780

International Strategy & Investment Group, Inc.	Ian Weissman	(212) 446-9461

JMP Securities	Will Marks	(415) 835-8944

J.P. Morgan Securities	Jonathan Mohraz	(212) 622-1111

MLV & Co	Ryan Meliker	(212) 542-5872

Raymond James & Associates	William Crow	(727) 567-2594

Wells Fargo Securities, LLC	Jeffrey Donnelly	(617) 603-4262
Strategic Hotels & Resorts, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels & Resorts, Inc.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels & Resorts, Inc. or its management. Strategic Hotels & Resorts, Inc. does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2013

Financial Highlights
Supplemental Financial Data
(in thousands, except per share information)

	September 30, 2013
	Pro Rata Share	Consolidated
Capitalization
Shares of common stock outstanding	205,527	205,527
Operating partnership units outstanding	853	853
Restricted stock units outstanding	1,633	1,633
Combined shares and units outstanding	208,013	208,013
Common stock price at end of period	$8.68	$8.68
Common equity capitalization	$1,805,553	$1,805,553
Preferred equity capitalization (at $25.00 face value)	289,102	289,102
Consolidated debt	1,299,567	1,299,567
Pro rata share of unconsolidated debt	239,400	—
Pro rata share of consolidated debt	(133,042)	—
Cash and cash equivalents	(79,801)	(79,801)
Total enterprise value	$3,420,779	$3,314,421
Net Debt / Total Enterprise Value	38.8%	36.8%
Preferred Equity / Total Enterprise Value	8.4%	8.7%
Common Equity / Total Enterprise Value	52.8%	54.5%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2013 and 2012
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Revenues:
Rooms	$144,150	$119,067	$393,072	$323,709
Food and beverage	69,625	63,283	221,260	197,693
Other hotel operating revenue	22,417	21,040	65,132	59,338
Lease and other revenue	1,416	1,175	3,776	3,505
Total revenues	237,608	204,565	683,240	584,245
Operating Costs and Expenses:
Rooms	38,525	32,069	110,711	90,628
Food and beverage	56,359	47,355	170,763	143,065
Other departmental expenses	59,401	52,908	173,827	153,557
Management fees	7,024	6,182	20,767	18,012
Other hotel expenses	14,771	13,988	47,826	40,360
Lease expense	1,202	1,114	3,584	3,425
Depreciation and amortization	26,244	25,649	80,459	76,416
Impairment losses and other charges	728	—	728	—
Corporate expenses	5,487	6,956	18,880	23,632
Total operating costs and expenses	209,741	186,221	627,545	549,095
Operating income	27,867	18,344	55,695	35,150
Interest expense	(21,106)	(19,942)	(63,871)	(58,627)
Interest income	12	42	45	122
Equity in earnings (losses) of unconsolidated affiliates	451	(2,257)	3,252	(2,054)
Foreign currency exchange (loss) gain	(9)	(996)	177	(1,169)
Other (expenses) income, net	(832)	436	45	1,365
Income (loss) before income taxes and discontinued operations	6,383	(4,373)	(4,657)	(25,213)
Income tax benefit (expense)	430	600	(1,121)	(215)
Income (loss) from continuing operations	6,813	(3,773)	(5,778)	(25,428)
Loss from discontinued operations, net of tax	—	—	—	(535)
Net Income (Loss)	6,813	(3,773)	(5,778)	(25,963)
Net (income) loss attributable to the noncontrolling interests in SHR's operating partnership	(29)	17	22	126
Net loss attributable to the noncontrolling interests in consolidated affiliates	3,018	1,241	7,467	891
Net income (loss) attributable to SHR	9,802	(2,515)	1,711	(24,946)
Preferred shareholder dividends	(6,042)	(6,042)	(18,125)	(18,125)
Net income (loss) attributable to SHR common shareholders	$3,760	$(8,557)	$(16,414)	$(43,071)
Basic Income (Loss) Per Share:
Income (loss) from continuing operations attributable to SHR common shareholders	$0.02	$(0.04)	$(0.08)	$(0.22)
Loss from discontinued operations attributable to SHR common shareholders	—	—	—	—
Net income (loss) attributable to SHR common shareholders	$0.02	$(0.04)	$(0.08)	$(0.22)
Weighted average shares of common stock outstanding	206,767	206,523	206,163	198,872
Diluted Income (Loss) Per Share:
Income (loss) from continuing operations attributable to SHR common shareholders	$—	$(0.05)	$(0.11)	$(0.22)
Loss from discontinued operations attributable to SHR common shareholders	—	—	—	—
Net income (loss) attributable to SHR common shareholders	$—	$(0.05)	$(0.11)	$(0.22)
Weighted average shares of common stock outstanding	220,258	218,182	217,553	198,872

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2013 and December 31, 2012
Consolidated Balance Sheets
(in thousands, except share data)

	September 30, 2013	December 31, 2012
Assets
Investment in hotel properties, net	$1,915,212	$1,970,560
Goodwill	40,359	40,359
Intangible assets, net of accumulated amortization of $12,143 and $10,812	29,185	30,631
Investment in unconsolidated affiliates	106,914	112,488
Cash and cash equivalents	79,801	80,074
Restricted cash and cash equivalents	75,183	58,579
Accounts receivable, net of allowance for doubtful accounts of $1,611 and $1,602	52,794	45,620
Deferred financing costs, net of accumulated amortization of $10,887 and $7,049	9,931	11,695
Deferred tax assets	3,027	2,203
Prepaid expenses and other assets	48,901	54,208
Total assets	$2,361,307	$2,406,417
Liabilities, Noncontrolling Interests and Equity
Liabilities:
Mortgages and other debt payable	$1,162,567	$1,176,297
Bank credit facility	137,000	146,000
Accounts payable and accrued expenses	218,410	228,397
Deferred tax liabilities	47,146	47,275
Total liabilities	1,565,123	1,597,969
Commitments and contingencies
Noncontrolling interests in SHR’s operating partnership	7,404	5,463
Equity:
SHR’s shareholders’ equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value per share; 4,148,141 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $103,704 in the aggregate)	99,995	99,995
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,615,375 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $90,384 in the aggregate)	87,064	87,064
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,827,727 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $95,693 in the aggregate)	92,489	92,489
Common stock ($0.01 par value per share; 350,000,000 shares of common stock authorized; 205,527,049 and 204,308,710 shares of common stock issued and outstanding)	2,055	2,043
Additional paid-in capital	1,710,267	1,730,535
Accumulated deficit	(1,244,216)	(1,245,927)
Accumulated other comprehensive loss	(44,896)	(58,871)
Total SHR’s shareholders’ equity	702,758	707,328
Noncontrolling interests in consolidated affiliates	86,022	95,657
Total equity	788,780	802,985
Total liabilities, noncontrolling interests and equity	$2,361,307	$2,406,417

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2013 and 2012

Investments in Unconsolidated Affiliates
(in thousands)
We have a 36.4% and 50.0% ownership interest in the Hotel del Coronado hotel and the Fairmont Scottsdale Princess hotel, respectively. We account for these investments using the equity method of accounting.

	Three Months Ended September 30, 2013			Three Months Ended September 30, 2012
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$47,279	$14,338	$61,617	$44,978	$10,607	$55,585
Property EBITDA (100%)	$18,667	$(302)	$18,365	$14,560	$(2,163)	$12,397
Equity in earnings (losses) of unconsolidated affiliates (SHR ownership)
Property EBITDA	$6,790	$(151)	$6,639	$4,994	$(1,082)	$3,912
Depreciation and amortization	(1,896)	(1,533)	(3,429)	(1,711)	(1,774)	(3,485)
Interest expense	(1,950)	(195)	(2,145)	(2,522)	(191)	(2,713)
Other expenses, net	(205)	(16)	(221)	(19)	(5)	(24)
Income taxes	(339)	—	(339)	(74)	—	(74)
Equity in earnings (losses) of unconsolidated affiliates	$2,400	$(1,895)	$505	$668	$(3,052)	$(2,384)
EBITDA Contribution:
Equity in earnings (losses) of unconsolidated affiliates	$2,400	$(1,895)	$505	$668	$(3,052)	$(2,384)
Depreciation and amortization	1,896	1,533	3,429	1,711	1,774	3,485
Interest expense	1,950	195	2,145	2,522	191	2,713
Income taxes	339	—	339	74	—	74
EBITDA Contribution	$6,585	$(167)	$6,418	$4,975	$(1,087)	$3,888
FFO Contribution:
Equity in earnings (losses) of unconsolidated affiliates	$2,400	$(1,895)	$505	$668	$(3,052)	$(2,384)
Depreciation and amortization	1,896	1,533	3,429	1,711	1,774	3,485
FFO Contribution	$4,296	$(362)	$3,934	$2,379	$(1,278)	$1,101

	Nine Months Ended September 30, 2013			Nine Months Ended September 30, 2012
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$115,367	$69,498	$184,865	$110,332	$56,735	$167,067
Property EBITDA (100%)	$38,487	$14,772	$53,259	$33,522	$9,743	$43,265
Equity in earnings (losses) of unconsolidated affiliates (SHR ownership)
Property EBITDA	$13,999	$7,386	$21,385	$11,498	$4,871	$16,369
Depreciation and amortization	(5,647)	(5,005)	(10,652)	(5,098)	(5,321)	(10,419)
Interest expense	(6,384)	(585)	(6,969)	(7,544)	(589)	(8,133)
Other expenses, net	(228)	(35)	(263)	(62)	(44)	(106)
Income taxes	(276)	—	(276)	293	—	293
Equity in earnings (losses) of unconsolidated affiliates	$1,464	$1,761	$3,225	$(913)	$(1,083)	$(1,996)
EBITDA Contribution
Equity in earnings (losses) of unconsolidated affiliates	$1,464	$1,761	$3,225	$(913)	$(1,083)	$(1,996)
Depreciation and amortization	5,647	5,005	10,652	5,098	5,321	10,419
Interest expense	6,384	585	6,969	7,544	589	8,133
Income taxes	276	—	276	(293)	—	(293)
EBITDA Contribution	$13,771	$7,351	$21,122	$11,436	$4,827	$16,263
FFO Contribution
Equity in earnings (losses) of unconsolidated affiliates	$1,464	$1,761	$3,225	$(913)	$(1,083)	$(1,996)
Depreciation and amortization	5,647	5,005	10,652	5,098	5,321	10,419
FFO Contribution	$7,111	$6,766	$13,877	$4,185	$4,238	$8,423

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2013 and 2012

Investments in Unconsolidated Affiliates (Continued)
(in thousands)

Debt	Interest Rate	Spread over LIBOR	Loan Amount	Maturity (a)
Hotel del Coronado
CMBS Mortgage and Mezzanine	3.83%	365 bp	$475,000	March 2018
Cash and cash equivalents			(8,870)
Net Debt			$466,130
Fairmont Scottsdale Princess
CMBS Mortgage	0.54%	36 bp	$133,000	April 2015
Cash and cash equivalents			(3,937)
Net Debt			$129,063

(a)	Includes extension options.

Caps	Effective Date	LIBOR Cap Rate	Notional Amount	Maturity
Hotel del Coronado
CMBS Mortgage and Mezzanine Loan Caps	March 2013	3.00%	$475,000	March 2015
Fairmont Scottsdale Princess
CMBS Mortgage Loan Cap	June 2011	4.00%	$133,000	December 2013

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2013 and 2012

Leasehold Information
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Marriott Hamburg:
Property EBITDA	$1,655	$1,508	$4,557	$4,404
Revenue (a)	$1,416	$1,175	$3,776	$3,505

Lease expense	(1,202)	(1,114)	(3,584)	(3,425)
Less: Deferred gain on sale-leaseback	(52)	(49)	(154)	(150)
Adjusted lease expense	(1,254)	(1,163)	(3,738)	(3,575)

EBITDA contribution from leasehold	$162	$12	$38	$(70)

Security Deposit (b):	September 30, 2013	December 31, 2012
Marriott Hamburg	$2,570	$2,507

(a)	For the three and nine months ended September 30, 2013 and 2012, Revenue for the Marriott Hamburg hotel represents lease revenue.

(b)	The security deposit is recorded in prepaid expenses and other assets on the consolidated balance sheets.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2013

Non-GAAP Financial Measures
We present five non-GAAP financial measures that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO—Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Comparable EBITDA.
EBITDA represents net income (or loss) attributable to SHR common shareholders excluding: (i) interest expense, (ii) income taxes, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; (iii) depreciation and amortization; and (iv) preferred stock dividends. EBITDA also excludes interest expense, income taxes and depreciation and amortization of our unconsolidated affiliates. EBITDA is presented on a full participation basis, which means we have assumed conversion of all redeemable noncontrolling interests of our operating partnership into our common stock. We believe this treatment of noncontrolling interests provides useful information for management and our investors and appropriately considers our current capital structure. We also present Comparable EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks, as well as the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.
We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, with the exception of impairment of depreciable real estate. NAREIT adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property, impairment of depreciable real estate, real estate-related depreciation and amortization, and our portion of these items related to unconsolidated affiliates. We also present FFO—Fully Diluted, which is FFO plus income or loss on income attributable to redeemable noncontrolling interests in our operating partnership. We also present Comparable FFO, which is FFO—Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe that the presentation of FFO, FFO—Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding, excluding shares related to the JW Marriott Essex House Hotel put option. Dilutive securities may include shares granted under share-based compensation plans and operating partnership units. No effect is shown for securities that are anti-dilutive.
We caution investors that amounts presented in accordance with our definitions of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA should not be considered as an alternative measure of our net income (or loss) or operating performance. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income (or loss) attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. We have provided a quantitative reconciliation of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net income (or loss) attributable to SHR common shareholders.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2013 and 2012

Reconciliation of Net Income (Loss) Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Net income (loss) attributable to SHR common shareholders	$3,760	$(8,557)	$(16,414)	$(43,071)
Depreciation and amortization	26,244	25,649	80,459	76,416
Interest expense	21,106	19,942	63,871	58,627
Income taxes	(430)	(600)	1,121	215
Noncontrolling interests	29	(17)	(22)	(126)
Adjustments from consolidated affiliates	(3,912)	(1,879)	(11,015)	(4,382)
Adjustments from unconsolidated affiliates	5,903	7,036	17,936	20,606
Preferred shareholder dividends	6,042	6,042	18,125	18,125
EBITDA	58,742	47,616	154,061	126,410
Realized portion of deferred gain on sale-leaseback	(52)	(49)	(154)	(150)
Loss on sale of assets—continuing operations	1,028	—	755	—
Loss on sale of assets—adjustments from consolidated affiliates	(370)	—	(370)	—
Impairment losses and other charges	728	—	728	—
Foreign currency exchange loss (gain)—continuing operations (a)	9	996	(177)	1,169
Foreign currency exchange loss—discontinued operations (a)	—	—	—	535
Adjustment for Value Creation Plan	—	(2,013)	—	2,759
Comparable EBITDA	$60,085	$46,550	$154,843	$130,723

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2013 and 2012

Reconciliation of Net Income (Loss) Attributable to SHR Common Shareholders to
Funds From Operations (FFO), FFO—Fully Diluted and Comparable FFO
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Net income (loss) attributable to SHR common shareholders	$3,760	$(8,557)	$(16,414)	$(43,071)
Depreciation and amortization	26,244	25,649	80,459	76,416
Corporate depreciation	(125)	(260)	(383)	(789)
Loss on sale of assets—continuing operations	1,028	—	755	—
Realized portion of deferred gain on sale-leaseback	(52)	(49)	(154)	(150)
Noncontrolling interests adjustments	(25)	(121)	(277)	(374)
Adjustments from consolidated affiliates	(2,269)	(859)	(5,565)	(2,185)
Adjustments from unconsolidated affiliates	3,429	3,792	10,653	11,335
FFO	31,990	19,595	69,074	41,182
Redeemable noncontrolling interests	53	104	255	248
FFO—Fully Diluted	32,043	19,699	69,329	41,430
Impairment losses and other charges	728	—	728	—
Non-cash mark to market of interest rate swaps	(2,977)	(1,688)	(9,121)	(4,405)
Foreign currency exchange loss (gain)—continuing operations (a)	9	996	(177)	1,169
Foreign currency exchange loss—discontinued operations (a)	—	—	—	535
Adjustment for Value Creation Plan	—	(2,013)	—	2,759
Comparable FFO	$29,803	$16,994	$60,759	$41,488
Comparable FFO per fully diluted share	$0.14	$0.08	$0.29	$0.21
Weighted average diluted shares (b)	209,722	208,696	209,125	201,050

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

(b)	Excludes shares related to the JW Marriott Essex House Hotel put option.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2013

Debt Summary
(dollars in thousands)

Debt	Interest Rate	Spread (a)	Loan Amount	Maturity (b)
North Beach Venture	5.00%	Fixed	$1,476	January 2014
Marriott London Grosvenor Square (c)	3.12%	260 bp (c)	113,367	October 2014
Bank credit facility	3.18%	300 bp	137,000	June 2015
Four Seasons Washington, D.C.	3.33%	315 bp	130,000	July 2016
Westin St. Francis	6.09%	Fixed	209,588	June 2017
Fairmont Chicago	6.09%	Fixed	93,124	June 2017
JW Marriott Essex House Hotel	4.75%	400 bp	186,278	September 2017
Hyatt Regency La Jolla (d)	4.50% / 10.00%	400 bp / Fixed	89,367	December 2017
InterContinental Miami	3.68%	350 bp	85,000	July 2018
Loews Santa Monica Beach Hotel	4.03%	385 bp	109,500	July 2018
InterContinental Chicago	5.61%	Fixed	144,867	August 2021
			$1,299,567

(a)
Spread over LIBOR (0.18% at September 30, 2013). Interest on the JW Marriott Essex House Hotel loan is subject to a 0.75% LIBOR floor. Interest on the Hyatt Regency La Jolla loan is subject to a 0.50% LIBOR floor.

(b)	Includes extension options.

(c)
Principal balance of £70,040,000 at September 30, 2013. On August 7, 2013, the Company entered into an amendment to the mortgage loan. The amendment extended the maturity of the loan to October 2014 and waived the July 2013 and subsequent principal payments through the extended term. Pursuant to the amendment, the spread over GBP LIBOR increases in steps during the extension period from GBP LIBOR plus 2.10% in August 2013 to GBP LIBOR plus 4.25% in April 2014. The spread in the table is the spread as of September 30, 2013.

(d)	Interest on $72,000,000 is payable at LIBOR plus 4.00%, subject to a 0.50% LIBOR floor, and interest on $17,367,000 is payable at a fixed rate of 10.00%.
Domestic and European Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
February 2010	4.90%	$100,000	September 2014
February 2010	4.96%	100,000	December 2014
December 2010	5.23%	100,000	December 2015
February 2011	5.27%	100,000	February 2016
	5.09%	$400,000

Swap Effective Date	Fixed Pay Rate Against GBP LIBOR	Notional Amount	Maturity
October 2007	5.72%	£69,010	October 2013
Future scheduled debt principal payments (including extension options) are as follows:

Years ending December 31,	Amount
2013	$948
2014	119,098
2015	143,029
2016	139,783
2017	577,550
Thereafter	319,159
$1,299,567

Percent of fixed rate debt including U.S. and European swaps	75.3%
Weighted average interest rate including U.S. and European swaps (e)	6.60%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year)	3.79
 (e) Excludes the amortization of deferred financing costs and the amortization of the interest rate swap costs.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2013

Portfolio Data
Portfolio at September 30, 2013
(dollars in thousands)

Hotel	Location	Number of Rooms	% of Total Rooms	3rd QTR 2013 Property EBITDA	% of 3rd QTR 2013 Property EBITDA
United States:
Westin St. Francis	San Francisco, CA	1,195	14%	$11,688	17%
InterContinental Chicago	Chicago, IL	792	10%	6,939	10%
Hotel del Coronado (a)	Coronado, CA	757	9%	6,790	10%
Fairmont Chicago	Chicago, IL	687	8%	5,233	8%
Fairmont Scottsdale Princess (b)	Scottsdale, AZ	649	8%	(151)	—%
InterContinental Miami	Miami, FL	641	8%	315	1%
JW Marriott Essex House Hotel (c)	New York, NY	510	6%	1,474	2%
Hyatt Regency La Jolla (d)	La Jolla, CA	419	5%	1,876	3%
Ritz-Carlton Laguna Niguel	Dana Point, CA	396	5%	9,192	14%
Marriott Lincolnshire Resort	Lincolnshire, IL	389	5%	736	1%
Loews Santa Monica Beach Hotel	Santa Monica, CA	342	5%	5,911	9%
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	3%	3,973	6%
Four Seasons Washington, D.C.	Washington, D.C.	222	3%	2,728	4%
Four Seasons Silicon Valley	East Palo Alto, CA	200	2%	2,040	3%
Four Seasons Jackson Hole	Teton Village, WY	124	1%	4,580	7%
Total United States		7,584	92%	63,324	95%
Mexican:
Four Seasons Punta Mita Resort	Punta Mita, Mexico	173	2%	(401)	(1)%
Total Mexican		173	2%	(401)	(1)%
Total North American		7,757	94%	62,923	94%
European:
Marriott Hamburg (e)	Hamburg, Germany	278	3%	N/A	N/A
Marriott London Grosvenor Square	London, England	237	3%	3,963	6%
Total European		515	6%	3,963	6%
		8,272	100%	$66,886	100%

(a)
We account for this investment under the equity method of accounting and record equity in earnings of the unconsolidated affiliate in our consolidated statements of operations. Property EBITDA has been calculated based on our 36.4% ownership interest.

(b)
We account for this investment under the equity method of accounting and record equity in earnings of the unconsolidated affiliate in our consolidated statements of operations. Property EBITDA has been calculated based on our 50.0% ownership interest.

(c)	On September 14, 2012, we purchased a 51.0% controlling interest in the entity that owns the JW Marriott Essex House Hotel and consolidate this hotel for reporting purposes.

(d)	We own a 53.5% controlling interest in the entity that owns the Hyatt Regency La Jolla hotel and consolidate this hotel for reporting purposes.

(e)	We sublease this property and have not included it in the percentage of Property EBITDA calculation.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Four Quarters Ended September 30, 2013
Seasonality by Geographic Region
(dollars in thousands)

Same store property revenues have been adjusted to show hotel performance on a comparable quarter-over-quarter basis. Adjustments include (i) exclusion of the unconsolidated Hotel del Coronado and Fairmont Scottsdale Princess hotel and (ii) presentation of the hotels without regard to either ownership structure or leaseholds.

United States Hotels (as of September 30, 2013)
Same store property revenues - 13 Properties and 6,178 Rooms

	Three Months Ended
	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	Total
Same store property revenues	201,141	179,976	225,935	222,231	829,283
Pro forma seasonality %	24.3%	21.7%	27.2%	26.8%	100.0%

Mexican Hotel (as of September 30, 2013)
Same store property revenues - 1 Property and 173 Rooms

	Three Months Ended
	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	Total
Same store property revenues	$11,261	$13,106	$7,518	$5,040	$36,925
Same store seasonality %	30.5%	35.5%	20.4%	13.6%	100.0%

North American Hotels (as of September 30, 2013)
Same store property revenues - 14 Properties and 6,351 Rooms

	Three Months Ended
	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	Total
Same store property revenues	212,402	193,082	233,453	227,271	866,208
Same store seasonality %	24.5%	22.3%	27.0%	26.2%	100.0%

European Hotels (as of September 30, 2013)
Same store property revenues - 2 Properties and 515 Rooms

	Three Months Ended
	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	Total
Same store property revenues	$15,727	$11,647	$15,424	$14,749	$57,547
Same store seasonality %	27.3%	20.3%	26.8%	25.6%	100.0%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2013 and 2012

Operating Statistics by Geographic Region
The Total United States portfolio is derived from our hotel portfolio at September 30, 2013, consisting of all properties located in the United States, and 100% of the operations of the Hotel del Coronado and the Fairmont Scottsdale Princess hotel. The Total North American portfolio includes the Total United States portfolio and the Four Seasons Punta Mita Resort. Adjustments to the same store portfolios are the (i) exclusion of unconsolidated Hotel del Coronado and Fairmont Scottsdale Princess hotel, (ii) exclusion of the JW Marriott Essex House Hotel for the three and nine months ended September 30, 2013 and 2012 and (iii) presentation of the hotels without regard to either ownership structure or leaseholds.
Total United States Hotels (as of September 30, 2013)
15 Properties
7,584 Rooms

	Three Months Ended September 30,				Nine Months Ended September 30,
	2013	2012	Change		2013	2012	Change
ADR	$296.68	$276.98	7.1%		$283.96	$267.67	6.1%
Average Occupancy	80.0%	77.7%	2.3	pts	75.8%	74.2%	1.6	pts
RevPAR	$237.23	$215.33	10.2%		$215.30	$198.53	8.4%
Total RevPAR	$406.77	$374.41	8.6%		$392.12	$363.08	8.0%
Property EBITDA Margin	26.4%	22.5%	3.9	pts	23.9%	21.6%	2.3	pts
Total North American Hotels (as of September 30, 2013)
16 Properties
7,757 Rooms

	Three Months Ended September 30,				Nine Months Ended September 30,
	2013	2012	Change		2013	2012	Change
ADR	$298.87	$278.23	7.4%		$288.84	$271.64	6.3%
Average Occupancy	78.9%	76.6%	2.3	pts	75.1%	73.4%	1.7	pts
RevPAR	$235.79	$213.08	10.7%		$216.94	$199.42	8.8%
Total RevPAR	$404.76	$371.28	9.0%		$395.49	$365.27	8.3%
Property EBITDA Margin	25.8%	21.8%	4.0	pts	23.8%	21.5%	2.3	pts
Same Store North American Hotels (as of September 30, 2013)
13 Properties
5,841 Rooms

	Three Months Ended September 30,				Nine Months Ended September 30,
	2013	2012	Change		2013	2012	Change
ADR	$276.05	$257.57	7.2%		$270.14	$253.42	6.6%
Average Occupancy	81.2%	78.5%	2.7	pts	75.7%	74.2%	1.5	pts
RevPAR	$224.09	$202.27	10.8%		$204.62	$188.04	8.8%
Total RevPAR	$385.01	$354.07	8.7%		$372.31	$344.87	8.0%
Property EBITDA Margin	26.5%	23.6%	2.9	pts	23.8%	22.3%	1.5	pts
Same Store European Hotels (as of September 30, 2013)
2 Properties
515 Rooms

	Three Months Ended September 30,				Nine Months Ended September 30,
	2013	2012	Change		2013	2012	Change
ADR	$280.13	$298.73	(6.2)%		$270.77	$280.89	(3.6)%
Average Occupancy	89.4%	86.3%	3.1	pts	83.0%	83.1%	(0.1)	pts
RevPAR	$250.53	$257.85	(2.8)%		$224.72	$233.45	(3.7)%
Total RevPAR	$311.29	$334.51	(6.9)%		$297.45	$309.19	(3.8)%
Property EBITDA Margin	38.1%	43.5%	(5.4)	pts	37.4%	39.4%	(2.0)	pts

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2013 and 2012

Selected Financial and Operating Information by Property
(in thousands, except operating information)
The following tables present selected financial and operating information by property for the three and nine months ended September 30, 2013 and 2012. Property EBITDA reflects property net operating income or loss plus depreciation and amortization.

	Three Months Ended September 30,				Nine Months Ended September 30,
UNITED STATES HOTELS:	2013	2012	Change		2013	2012	Change
FAIRMONT CHICAGO
Selected Financial Information:
Total revenues	$16,844	$16,379	2.8%		$44,564	$45,243	(1.5)%
Property EBITDA	$5,233	$3,019	73.3%		$9,813	$7,651	28.3%
Selected Operating Information:
Rooms	687	687	—		687	687	—
Average occupancy	81.0%	78.0%	3.0	pts	71.6%	67.9%	3.7	pts
ADR	$217.29	$211.93	2.5%		$211.38	$214.74	(1.6)%
RevPAR	$175.94	$165.33	6.4%		$151.33	$145.70	3.9%
Total RevPAR	$266.51	$259.14	2.8%		$237.61	$240.35	(1.1)%

FAIRMONT SCOTTSDALE PRINCESS
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 50% as of September 30, 2013 and 2012, respectively):
Total revenues	$14,338	$10,607	35.2%		$69,498	$56,735	22.5%
Property EBITDA	$(302)	$(2,163)	86.0%		$14,772	$9,743	51.6%
Selected Operating Information:
Rooms	649	649	—		649	649	—
Average occupancy	56.8%	51.0%	5.8	pts	70.9%	64.7%	6.2	pts
ADR	$161.87	$147.42	9.8%		$236.54	$230.01	2.8%
RevPAR	$91.94	$75.18	22.3%		$167.68	$148.81	12.7%
Total RevPAR	$240.13	$177.65	35.2%		$392.25	$319.05	22.9%

FOUR SEASONS JACKSON HOLE
Selected Financial Information:
Total revenues	$14,236	$12,454	14.3%		$33,305	$28,704	16.0%
Property EBITDA	$4,580	$3,494	31.1%		$7,980	$5,766	38.4%
Selected Operating Information:
Rooms	124	124	—		124	124	—
Average occupancy	81.2%	80.4%	0.8	pts	65.8%	67.1%	(1.3)	pts
ADR	$694.47	$607.03	14.4%		$621.49	$538.63	15.4%
RevPAR	$563.71	$488.10	15.5%		$409.07	$361.48	13.2%
Total RevPAR	$1,247.89	$1,091.69	14.3%		$983.83	$844.83	16.5%

FOUR SEASONS SILICON VALLEY
Selected Financial Information:
Total revenues	$9,130	$8,082	13.0%		$26,329	$24,107	9.2%
Property EBITDA	$2,040	$1,494	36.5%		$5,729	$5,119	11.9%
Selected Operating Information:
Rooms	200	200	—		200	200	—
Average occupancy	85.4%	81.3%	4.1	pts	81.3%	76.0%	5.3	pts
ADR	$337.39	$305.76	10.3%		$333.23	$314.66	5.9%
RevPAR	$288.19	$248.71	15.9%		$270.89	$238.99	13.3%
Total RevPAR	$496.18	$439.22	13.0%		$482.21	$439.91	9.6%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2013 and 2012

	Three Months Ended September 30,				Nine Months Ended September 30,
	2013	2012	Change		2013	2012	Change
FOUR SEASONS WASHINGTON, D.C.
Selected Financial Information:
Total revenues	$14,448	$13,639	5.9%		$48,827	$45,526	7.3%
Property EBITDA	$2,728	$2,435	12.0%		$11,066	$9,518	16.3%
Selected Operating Information:
Rooms	222	222	—		222	222	—
Average occupancy	70.0%	67.0%	3.0	pts	72.1%	72.0%	0.1	pts
ADR	$496.82	$478.96	3.7%		$559.21	$512.89	9.0%
RevPAR	$347.65	$320.67	8.4%		$403.15	$369.46	9.1%
Total RevPAR	$707.41	$667.78	5.9%		$805.64	$748.44	7.6%

HOTEL DEL CORONADO
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 36.4% and 34.3% as of September 30, 2013 and 2012, respectively):
Total revenues	$47,279	$44,978	5.1%		$115,367	$110,332	4.6%
Property EBITDA	$18,667	$14,560	28.2%		$38,487	$33,522	14.8%
Selected Operating Information:
Rooms	757	757	—		757	757	—
Average occupancy	80.5%	77.2%	3.3	pts	70.3%	69.7%	0.6	pts
ADR	$463.30	$463.44	—%		$391.59	$385.59	1.6%
RevPAR	$372.82	$357.75	4.2%		$275.09	$268.75	2.4%
Total RevPAR	$678.87	$645.83	5.1%		$558.24	$531.93	4.9%

HYATT REGENCY LA JOLLA
Selected Financial Information:
Total revenues	$8,673	$8,946	(3.1)%		$25,674	$27,358	(6.2)%
Property EBITDA	$1,876	$1,785	5.1%		$5,087	$5,883	(13.5)%
Selected Operating Information:
Rooms	419	419	—		419	419	—
Average occupancy	82.1%	80.0%	2.1	pts	75.0%	77.3%	(2.3)	pts
ADR	$174.90	$173.34	0.9%		$171.94	$168.57	2.0%
RevPAR	$143.61	$138.67	3.6%		$128.86	$130.36	(1.2)%
Total RevPAR	$225.00	$232.06	(3.0)%		$224.45	$238.30	(5.8)%

INTERCONTINENTAL CHICAGO
Selected Financial Information:
Total revenues	$21,688	$20,962	3.5%		$56,590	$54,062	4.7%
Property EBITDA	$6,939	$6,511	6.6%		$13,383	$12,419	7.8%
Selected Operating Information:
Rooms	792	792	—		792	792	—
Average occupancy	90.1%	87.2%	2.9	pts	77.7%	76.6%	1.1	pts
ADR	$199.38	$194.58	2.5%		$197.24	$189.77	3.9%
RevPAR	$179.70	$169.62	5.9%		$153.28	$145.33	5.5%
Total RevPAR	$297.65	$287.68	3.5%		$261.73	$249.13	5.1%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2013 and 2012

	Three Months Ended September 30,				Nine Months Ended September 30,
	2013	2012	Change		2013	2012	Change
INTERCONTINENTAL MIAMI
Selected Financial Information:
Total revenues	$10,144	$8,690	16.7%		$47,302	$40,793	16.0%
Property EBITDA	$315	$(124)	354.0%		$13,245	$10,383	27.6%
Selected Operating Information:
Rooms	641	641	—		641	641	—
Average occupancy	70.5%	64.7%	5.8	pts	81.1%	76.9%	4.2	pts
ADR	$138.51	$129.46	7.0%		$188.45	$170.88	10.3%
RevPAR	$97.62	$83.78	16.5%		$152.82	$131.36	16.3%
Total RevPAR	$172.03	$147.35	16.7%		$270.31	$232.26	16.4%

JW MARRIOTT ESSEX HOUSE HOTEL
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$20,380	N/A	N/A		$59,686	N/A	N/A
Property EBITDA	$1,474	N/A	N/A		$5,022	N/A	N/A
Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended September 30, 2012, average occupancy was 87.7%, ADR was $354.64, RevPAR was $310.95 and Total RevPAR was $411.99. For the nine months ended September 30, 2012, average occupancy was 81.4%, ADR was $362.49, RevPAR was $295.19 and Total RevPAR was $411.37.):

Rooms	510	N/A	N/A		510	N/A	N/A
Average occupancy	78.6%	N/A	N/A		80.3%	N/A	N/A
ADR	$444.61	N/A	N/A		$414.82	N/A	N/A
RevPAR	$349.29	N/A	N/A		$333.04	N/A	N/A
Total RevPAR	$433.51	N/A	N/A		$423.34	N/A	N/A

LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$16,100	$15,263	5.5%		$41,178	$39,979	3.0%
Property EBITDA	$5,911	$5,406	9.3%		$12,420	$11,904	4.3%
Selected Operating Information:
Rooms	342	342	—		342	342	—
Average occupancy	92.3%	95.0%	(2.7)	pts	87.1%	90.2%	(3.1)	pts
ADR	$405.49	$375.26	8.1%		$350.37	$328.38	6.7%
RevPAR	$374.43	$356.37	5.1%		$305.22	$296.10	3.1%
Total RevPAR	$511.71	$485.11	5.5%		$441.04	$426.64	3.4%

MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information:
Total revenues	$8,579	$8,359	2.6%		$23,609	$21,692	8.8%
Property EBITDA	$736	$1,011	(27.2)%		$991	$803	23.4%
Selected Operating Information:
Rooms	389	389	—		389	389	—
Average occupancy	66.3%	70.6%	(4.3)	pts	52.7%	61.0%	(8.3)	pts
ADR	$134.68	$121.55	10.8%		$132.49	$122.35	8.3%
RevPAR	$89.26	$85.79	4.0%		$69.79	$74.62	(6.5)%
Total RevPAR	$239.72	$255.80	(6.3)%		$219.89	$221.29	(0.6)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2013 and 2012

	Three Months Ended September 30,				Nine Months Ended September 30,
	2013	2012	Change		2013	2012	Change
RITZ-CARLTON HALF MOON BAY
Selected Financial Information:
Total revenues	$16,792	$16,128	4.1%		$45,973	$43,037	6.8%
Property EBITDA	$3,973	$4,009	(0.9)%		$8,778	$9,082	(3.3)%
Selected Operating Information:
Rooms	261	261	—		261	261	—
Average occupancy	73.4%	72.6%	0.8	pts	68.7%	66.2%	2.5	pts
ADR	$463.48	$424.87	9.1%		$411.97	$385.88	6.8%
RevPAR	$340.21	$308.59	10.2%		$283.03	$255.28	10.9%
Total RevPAR	$699.30	$671.66	4.1%		$645.21	$601.79	7.2%

RITZ-CARLTON LAGUNA NIGUEL
Selected Financial Information:
Total revenues	$26,035	$23,534	10.6%		$66,939	$59,125	13.2%
Property EBITDA	$9,192	$8,165	12.6%		$20,904	$18,535	12.8%
Selected Operating Information:
Rooms	396	396	—		396	396	—
Average occupancy	79.7%	77.0%	2.7	pts	71.4%	67.3%	4.1	pts
ADR	$473.16	$440.96	7.3%		$410.39	$385.75	6.4%
RevPAR	$377.02	$339.65	11.0%		$292.97	$259.54	12.9%
Total RevPAR	$714.61	$645.97	10.6%		$619.18	$544.91	13.6%

WESTIN ST. FRANCIS
Selected Financial Information:
Total revenues	$39,181	$32,975	18.8%		$108,169	$97,532	10.9%
Property EBITDA	$11,688	$8,466	38.1%		$26,789	$21,863	22.5%
Selected Operating Information:
Rooms	1,195	1,195	—		1,195	1,195	—
Average occupancy	93.1%	88.5%	4.6	pts	87.0%	82.9%	4.1	pts
ADR	$258.43	$232.74	11.0%		$243.06	$227.40	6.9%
RevPAR	$240.59	$205.86	16.9%		$211.44	$188.53	12.2%
Total RevPAR	$356.39	$299.93	18.8%		$331.57	$297.87	11.3%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2013 and 2012

	Three Months Ended September 30,				Nine Months Ended September 30,
MEXICAN HOTEL:	2013	2012	Change		2013	2012	Change
FOUR SEASONS PUNTA MITA RESORT
Selected Financial Information:
Total revenues	$5,040	$3,755	34.2%		$25,664	$21,838	17.5%
Property EBITDA	$(401)	$(1,090)	63.2%		$5,344	$3,744	42.7%
Selected Operating Information:
Rooms	173	173	—		173	173	—
Average occupancy	32.1%	26.6%	5.5	pts	43.7%	40.5%	3.2	pts
ADR	$537.75	$436.74	23.1%		$661.08	$587.82	12.5%
RevPAR	$172.62	$115.96	48.9%		$288.84	$237.86	21.4%
Total RevPAR	$316.67	$235.93	34.2%		$543.40	$460.71	17.9%

EUROPEAN HOTELS:
MARRIOTT HAMBURG
Selected Financial Information:
Total revenues	$5,889	$5,491	7.2%		$16,232	$15,770	2.9%
Property EBITDA	$1,655	$1,508	9.7%		$4,557	$4,404	3.5%
Selected Operating Information:
Rooms	278	278	—		278	278	—
Average occupancy	91.2%	88.2%	3.0	pts	83.3%	82.5%	0.8	pts
ADR	$195.49	$183.19	6.7%		$189.81	$182.81	3.8%
RevPAR	$178.29	$161.66	10.3%		$158.16	$150.85	4.8%
Total RevPAR	$230.25	$214.70	7.2%		$213.88	$207.04	3.3%

MARRIOTT LONDON GROSVENOR SQUARE
Selected Financial Information:
Total revenues	$8,860	$10,358	(14.5)%		$25,588	$27,859	(8.2)%
Property EBITDA	$3,963	$5,382	(26.4)%		$11,072	$12,795	(13.5)%
Selected Operating Information:
Rooms	237	237	—		237	237	—
Average occupancy	87.4%	84.1%	3.3	pts	82.6%	83.8%	(1.2)	pts
ADR	$383.79	$441.02	(13.0)%		$366.58	$394.14	(7.0)%
RevPAR	$335.28	$370.69	(9.6)%		$302.79	$330.34	(8.3)%
Total RevPAR	$406.35	$475.06	(14.5)%		$395.48	$429.01	(7.8)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2013 and 2012

Reconciliation of Property EBITDA to EBITDA
(in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2013		2012		2013		2012
Hotel	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA
Fairmont Chicago	$5,233	$5,233	$3,019	$3,019	$9,813	$9,813	$7,651	$7,651
Fairmont Scottsdale Princess (a)	(302)	—	(2,163)	—	14,772	—	9,743	—
Four Seasons Jackson Hole	4,580	4,580	3,494	3,494	7,980	7,980	5,766	5,766
Four Seasons Silicon Valley	2,040	2,040	1,494	1,494	5,729	5,729	5,119	5,119
Four Seasons Washington, D.C.	2,728	2,728	2,435	2,435	11,066	11,066	9,518	9,518
Hotel del Coronado (a)	18,667	—	14,560	—	38,487	—	33,522	—
Hyatt Regency La Jolla	1,876	1,876	1,785	1,785	5,087	5,087	5,883	5,883
InterContinental Chicago	6,939	6,939	6,511	6,511	13,383	13,383	12,419	12,419
InterContinental Miami	315	315	(124)	(124)	13,245	13,245	10,383	10,383
JW Marriott Essex House Hotel (b)	1,474	1,474	—	916	5,022	5,022	—	916
Loews Santa Monica Beach Hotel	5,911	5,911	5,406	5,406	12,420	12,420	11,904	11,904
Marriott Lincolnshire Resort	736	736	1,011	1,011	991	991	803	803
Ritz-Carlton Half Moon Bay	3,973	3,973	4,009	4,009	8,778	8,778	9,082	9,082
Ritz-Carlton Laguna Niguel	9,192	9,192	8,165	8,165	20,904	20,904	18,535	18,535
Westin St. Francis	11,688	11,688	8,466	8,466	26,789	26,789	21,863	21,863
Four Seasons Punta Mita Resort	(401)	(401)	(1,090)	(1,090)	5,344	5,344	3,744	3,744
Marriott Hamburg (c)	1,655	214	1,508	61	4,557	192	4,404	80
Marriott London Grosvenor Square	3,963	3,963	5,382	5,382	11,072	11,072	12,795	12,795
	$80,267	$60,461	$63,868	$50,940	$215,439	$157,815	$183,134	$136,461
Adjustments:
Impairment losses and other charges		(728)		—		(728)		—
Corporate expenses		(5,487)		(6,956)		(18,880)		(23,632)
Interest income		12		42		45		122
Equity in earnings (losses) of unconsolidated affiliates		451		(2,257)		3,252		(2,054)
Foreign currency exchange (loss) gain		(9)		(996)		177		(1,169)
Other (expenses) income, net		(832)		436		45		1,365
Loss from discontinued operations		—		—		—		(535)
Noncontrolling interest in consolidated affiliates		3,018		1,241		7,467		891
Adjustments from consolidated affiliates		(3,912)		(1,879)		(11,015)		(4,382)
Adjustments from unconsolidated affiliates		5,903		7,036		17,936		20,606
Other adjustments		(135)		9		(2,053)		(1,263)
EBITDA		$58,742		$47,616		$154,061		$126,410

(a)
We account for these properties under the equity method of accounting. Therefore, EBITDA related to our interest in these properties is reflected in adjustments from unconsolidated affiliates. Property EBITDA represents 100% of revenue and expenses generated by these properties.

(b)
On September 14, 2012, we purchased a 51% controlling interest in this hotel. We have not included the results of this hotel in Property EBITDA for the three and nine months ended September 30, 2012 above since we did not own the property for the entire period.

(c)
We have a leasehold interest in and sublease this property. Therefore, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2013 and 2012

Reconciliation of Property EBITDA to Comparable EBITDA
(in thousands)

	Three Months Ended September 30, 2013			Nine Months Ended September 30, 2013
	Property EBITDA	Adjustments	Comparable EBITDA	Property EBITDA	Adjustments	Comparable EBITDA
Urban Hotels:
Fairmont Chicago	$5,233	$—	$5,233	$9,813	$—	$9,813
Four Seasons Silicon Valley	2,040	—	2,040	5,729	—	5,729
Four Seasons Washington, D.C.	2,728	—	2,728	11,066	—	11,066
Hyatt Regency La Jolla	1,876	(872)	1,004	5,087	(2,365)	2,722
InterContinental Chicago	6,939	—	6,939	13,383	—	13,383
InterContinental Miami	315	—	315	13,245	—	13,245
JW Marriott Essex House Hotel	1,474	(722)	752	5,022	(2,461)	2,561
Westin St. Francis	11,688	—	11,688	26,789	—	26,789
Total Urban Hotels	32,293	(1,594)	30,699	90,134	(4,826)	85,308
Resorts:
Fairmont Scottsdale Princess	(302)	135	(167)	14,772	(7,421)	7,351
Four Seasons Jackson Hole	4,580	—	4,580	7,980	—	7,980
Four Seasons Punta Mita Resort	(401)	—	(401)	5,344	—	5,344
Hotel del Coronado	18,667	(12,082)	6,585	38,487	(24,716)	13,771
Loews Santa Monica Beach Hotel	5,911	—	5,911	12,420	—	12,420
Marriott Lincolnshire Resort	736	—	736	991	—	991
Ritz-Carlton Half Moon Bay	3,973	—	3,973	8,778	—	8,778
Ritz-Carlton Laguna Niguel	9,192	—	9,192	20,904	—	20,904
Total Resorts	42,356	(11,947)	30,409	109,676	(32,137)	77,539
European Hotels:
Marriott Hamburg	1,655	(1,493)	162	4,557	(4,519)	38
Marriott London Grosvenor Square	3,963	—	3,963	11,072	—	11,072
Total European Hotels	5,618	(1,493)	4,125	15,629	(4,519)	11,110
	$80,267	$(15,034)	$65,233	$215,439	$(41,482)	$173,957

	% of QTR Comparable EBITDA			% of YTD Comparable EBITDA
Urban Hotels	47%			49%
Resorts	47%			45%
European Hotels	6%			6%
Total	100%			100%

Total North American Urban Hotels (as of September 30, 2013)
8 Properties
4,666 Rooms
	Three Months Ended September 30,				Nine Months Ended September 30,
	2013	2012	Change		2013	2012	Change
ADR	$252.62	$231.38	9.2%		$254.35	$237.61	7.0%
Average Occupancy	83.7%	81.2%	2.5	pts	79.6%	77.3%	2.3	pts
RevPAR	$211.43	$187.80	12.6%		$202.39	$183.64	10.2%
Total RevPAR	$327.20	$298.74	9.5%		$327.02	$306.13	6.8%
Property EBITDA Margin	23.0%	18.6%	4.4	pts	21.6%	18.6%	3.0	pts

Total North American Resorts (as of September 30, 2013)
8 Properties
3,091 Rooms
	Three Months Ended September 30,				Nine Months Ended September 30,
	2013	2012	Change		2013	2012	Change
ADR	$380.42	$360.20	5.6%		$349.44	$330.70	5.7%
Average Occupancy	71.6%	69.7%	1.9	pts	68.4%	67.5%	0.9	pts
RevPAR	$272.57	$251.08	8.6%		$238.91	$223.34	7.0%
Total RevPAR	$521.85	$480.26	8.7%		$498.85	$454.98	9.6%
Property EBITDA Margin	28.5%	24.7%	3.8	pts	26.0%	24.4%	1.6	pts

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2013

2013 Guidance
(in millions, except per share data)

	Year Ended December 31, 2013
Operational Guidance	Low Range	High Range
North American same store Total RevPAR growth (a)	6.5%	7.0%
North American same store RevPAR growth (a)	7.5%	8.0%

(a)	Includes North American hotels which are consolidated in our financial results, but excludes the JW Marriott Essex House Hotel, which was acquired in 2012.

	Year Ended December 31, 2013
Comparable EBITDA Guidance	Low Range	High Range
Net loss attributable to common shareholders	$(30.5)	$(20.5)
Depreciation and amortization	113.2	113.2
Interest expense	87.2	87.2
Income taxes	1.5	1.5
Noncontrolling interests	(0.1)	(0.1)
Adjustments from consolidated affiliates	(15.2)	(15.2)
Adjustments from unconsolidated affiliates	23.9	23.9
Preferred shareholder dividends	24.2	24.2
Realized portion of deferred gain on sale-leasebacks	(0.2)	(0.2)
Loss on sale of asset	0.8	0.8
Impairment losses and other charges	0.7	0.7
Other adjustments	(0.5)	(0.5)
Comparable EBITDA	$205.0	$215.0

	Year Ended December 31, 2013
Comparable FFO Guidance	Low Range	High Range
Net loss attributable to common shareholders	$(30.5)	$(20.5)
Depreciation and amortization	112.5	112.5
Realized portion of deferred gain on sale-leasebacks	(0.2)	(0.2)
Loss on sale of asset	0.8	0.8
Noncontrolling interests	—	—
Adjustments from consolidated affiliates	(7.9)	(7.9)
Adjustments from unconsolidated affiliates	14.4	14.4
Impairment losses and other charges	0.7	0.7
Other adjustments	(9.3)	(9.3)
Comparable FFO	$80.5	$90.5
Comparable FFO per diluted share	$0.38	$0.43